Commitments and Contingencies (Tables)	12 Months Ended
Jun. 30, 2026
Other provisions, contingent liabilities and contingent assets [Abstract]
Disclosure of Capital Commitments	Commitments and guarantees

	SA Rand
Figures in million	2026	2025
Capital expenditure commitments
Contracts for capital expenditure (a)	15 005	4 316
Share of joint operation's contracts for capital expenditure	22	13
Authorised by the directors but not contracted for (b)	20 992	18 462
Total capital commitments	36 019	22 791
(a)The increase relates mainly to capital commitments of approximately R10.5 billion for the Eva Copper project following the final investment decision on 24 November 2025.
(b)Capital commitments increased primarily due to major investments in the West Wits reclamation and deposition projects and
Sungazer 3 PV, which increased by approximately R2.9 billion and R1.9 billion, respectively. This was partially offset by a
R888 million decrease in Nooitgedacht TSF exploration following reduced activity, as well as a R527 million decline in the
Sungazer 2 solar project expenditure as the project reaches completion in FY27.

Disclosure of Guarantees

	SA Rand
Figures in million	2026	2025
Guarantees
Guarantees and suretyships[1]	1 904	757
Environmental guarantees[2]	539	539
Total guarantees	2 443	1 296
[1]The guarantees and suretyships mainly relate to Eskom guarantees. The increase relates mainly to the top-up of guarantees to be in line with Eskom regulations.
2At 30 June 2026, R314 million (2025: R257 million) has been pledged as collateral for environmental guarantees in favour of certain financial institutions.
Refer to note 15.